Exhibit 99.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, John W. Castle, the Chief Financial Officer of ROHN Industries, Inc. certify that (i) the Quarterly Report of Form 10-Q for the quarter ended March 31, 2003, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ROHN as of the dates and for the periods set forth therein.

Date: June 25, 2003	/s/ John W. Castle John W. Castle Chief Financial Officer and Chief Accounting Officer